Exhibit 99.4

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of June     , 2004, between Axonyx Inc., a Nevada corporation (“Lender”), having its principal place of business at 500 7th Avenue, 10th Floor, New York, New York 10018, and OXIS International, Inc., a Delaware corporation (“Borrower”), having its principal place of business at 6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217.

Preliminary Statements

Concurrently herewith, Borrower is issuing a Promissory Note (the “Note”) to the Lender in the original principal amount of $1,200,000 pursuant to that certain Loan Agreement entered into between Lender and Borrower as of the date hereof (the “Loan Agreement”). Contemporaneously with Borrower’s and the Lender’s execution of the Loan Agreement, Borrower has agreed to secure its obligations to the Lender pursuant to the Note, by granting the Lender a security interest in all of the Collateral hereinafter referred to.

1.	Security Interest. Borrower assigns, transfers and grants to Lender, as security for the payment, observance and performance of all Borrower’s obligations under the Loan Agreement, this Agreement and the Note (collectively the “Obligations”), a security interest in all of Borrower’s right, title and interest in and to all of the Borrower’s intellectual property identified and described in Schedule A attached hereto (the “Collateral”). Said security interest is given to secure equally and ratably the payment, observance and performance of the Obligations pursuant to and in accordance with the terms of the Note. The parties hereto acknowledge and agree that the transactions contemplated by the Loan Agreement and herein are not intended to result in an unlawful “business combination” as defined in Section 203 of the Delaware General Corporation Law. The parties in good faith believe that the aggregate market value of the Collateral as of the date hereof does not equal or exceed 10% of the aggregate market value of the Borrower’s assets or 10% of the aggregate market value of all of the outstanding stock of the Borrower (the “Section 203 Maximum Value”). If it is later determined that the aggregate market value of the Collateral as of the date hereof is equal to or greater than the Section 203 Maximum Value, the parties agree that such Collateral will be released from the Security Agreement (with the specific Collateral to be determined by Lender and Borrower) so that the aggregate market value of the Collateral will be reduced to less than the Section 203 Maximum Value.

2.	Representations and Warranties of Borrower. Borrower represents and warrants to Lender as follows:

(a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The execution, delivery and performance of this Agreement are (i) within Borrower’s corporate powers and have been or will be duly authorized by such votes of the directors and stockholders as applicable law requires, and (ii) not in contravention of law nor of the terms of Borrower’s (x) charter or by-laws or (y) any material agreement or undertaking to which Borrower is a party or by which it is bound the effect of which would give rise to a material adverse effect on the Company.

(b) Borrower has good and merchantable title to the Collateral and, except for any existing liens for taxes not yet due and payable, mechanics, materialmen’s or other similar liens, there are no claims, liens, charges, security interests or other encumbrances against the Collateral and Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

(c) Borrower’s principal place of business and chief executive office at 6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217 (the “Premises”).

(d) The records concerning the Collateral will at all times during the term of this Agreement be located at the Premises.

(e) Borrower will notify the Lender promptly of (i) any change in the location of its principal place of business or of its records concerning the Collateral or of the Equipment or Inventory, and (ii) the establishment of any new place where Inventory, Equipment or records of its Accounts are kept, or other new place of business.

3.	Further Assurances. Borrower shall from time to time execute one or more financing statements and such other instruments as may be required to perfect the security interest created by this Agreement, including any continuations or amendments of such financing statements and Borrower shall pay the cost of filing or recording the same in the public offices deemed necessary or desirable by the Lender. Borrower shall do such other acts as the Lender may reasonably request to establish and maintain the security interest in the Collateral created by this Agreement.

4.	Preservation and Protection of Collateral or Business of Borrower.

(a) Borrower will not waste or destroy the Collateral, nor sell, transfer, assign, pledge or otherwise dispose of the Collateral or any interest therein to any person, provided that Borrower may sell portions of the Inventory in the ordinary course of its business. Except as allowed herein or pursuant to this Agreement, Borrower shall not cause any lien or encumbrance to be placed on any of the Collateral without the prior consent of Lender, and Borrower shall not assign, convey, license, sublicense any Collateral or rights to any Collateral except in the ordinary course of business.

(b) At all times following the execution of this Agreement, the Equipment shall remain in Borrower’s possession or control and at Borrower’s risk of loss.

(c) The Inventory and Equipment will be kept at the Premises. Borrower will promptly notify the Lender of any change in the location of the Inventory and Equipment and will not remove the Inventory (except in the ordinary course of business) and Equipment from said site (except in the ordinary course of business) without the written consent of the Lender.

(d) Borrower will, at its own cost and expense, keep the Equipment and its other property in good order, condition and repair, ordinary wear and tear excepted.

5.	Discharge of Liens. The Lender may, at its option, discharge all taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the preservation of the Collateral, and Borrower agrees to reimburse the Lender on demand for any payment made, or any expense reasonably incurred, by the Lender pursuant to this authorization.

6.	Rights on Default. If Borrower shall fail to meet any payment Obligation or otherwise breaches an Obligation (after the passage of any applicable cure periods set forth herein, the Note or the Loan Agreement) (each, an “Event of Default”), the Lender shall have the following rights:

(a) It may, by notice to Borrower, declare the entire amount of the Obligations to be due and payable immediately, and upon any such declaration said amount shall become and be immediately due and payable.

(b) It shall have and may exercise all rights and remedies of a secured party under the Uniform Commercial Code of the State of New York or any other applicable jurisdiction.

(c) If any notification of intended disposition of the Collateral is required by law, such notification, if mailed, shall be deemed properly given if mailed at least ten (10) business days before such disposition in the manner for giving notices hereunder. Any proceeds of any disposition of the Collateral may be applied by the Lender to the payment of expenses of the Lender in connection with the exercise of its rights or remedies, including reasonable fees and disbursements of attorneys, and any balance of such proceeds may be applied by Lender to the payment of the Obligations in accordance with the terms of the Loan Agreement and any remaining proceeds shall be paid to the Borrower.

(d) It may take possession of the Collateral and for the purposes thereof enter the premises at which any Collateral is located. Borrower acknowledges that Lender may at its sole option exercise its rights of entry and possession under this and the following Section without resort to judicial process.

7.	Remedies Cumulative, etc. No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedy and each such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission of Lender to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein, and every power and remedy given by this Agreement to the Lender may be exercised from time to time. Receipt by the Lender of any payment required to be made pursuant to the Obligations with knowledge of the breach of any provisions of this Agreement or the Note shall not be deemed a waiver of such breach. In addition to all other remedies provided in this Agreement, the Lender shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions of this Agreement, the Note or to a decree concerning performance of any of the provisions of this Agreement, the Loan Agreement or the Note or to any other remedy legally allowed to Lender.

8.	Security Interest and Rights Not to Be Affected.

(a) Any portion of the Collateral may be released with the written consent of Lender, without affecting the security interest hereof against the remainder. The taking of additional security, or the extension or renewal of any Obligation, shall at no time release or impair the lien of this Agreement or improve the right of any permitted junior lienholder or any person acquiring an interest in the Collateral; and this Agreement shall be and remain a first priority security interest on all of the Collateral not expressly released as permitted hereby, until the Obligations shall be paid in full.

(b) Unless otherwise required by law, Borrower shall not have or assert any right, under any statute or rule of law pertaining to the marshalling of assets or other matter whatever, to defeat, reduce or affect the right of the Lender, under the provisions of this Agreement, to a sale of the Collateral for the collection of the Obligations secured hereby (without any prior or different resort for collection), or the right of the Lender, under the provisions of this Agreement, to require the payment of the Obligations out of the proceeds of sale of the Collateral or any portion thereof in preference to every other person.

9.	Notices. All notices, consents, approvals and other communications (collectively, “Notices”) to either party hereunder shall be in writing and shall be deemed properly given if sent as provided by the notice provisions of the Loan Agreement

10.	Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, as applied to agreements entered into and wholly performed within such State.

11.	Successors and Assigns. This Agreement shall inure to the benefit of and shall bind the successors and assigns of the parties hereto.

12.	Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered, in its name and behalf.

BORROWER:

OXIS INTERNATIONAL, INC.

By:
Name:
Title:

LENDER:

AXONYX INC.

By:
Name:
Title:

STATE OF	)
	)	ss.:
COUNTY OF	)

On this      day of June, 2004, before me, a Notary public in and for the said County and State, residing therein, duly commissioned and sworn, personally appeared                                 , known to me to be the              of OXIS International, Inc., the corporation that executed the within instrument, and known to me to be the person who executed the within instrument on behalf of said corporation, and he acknowledged to me that said corporation executed the within instrument pursuant to a resolution and/or approval of its Board of Directors.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public
[Notarial Seal]
My Commission Expires

Schedule A

The Collateral

The Collateral shall consist of such tangible assets that equal 9.9% in value of all the tangible assets of the Borrower and such patents that equal 9.9% in value of all the patents owned by the Borrower (but in no event shall the values exceed the aggregate values that are permitted by Section 203 of the Delaware General Corporation law), as agreed in good faith by the Borrower and the Lender, and which shall be appended to this Schedule A as soon as reasonably possible.